EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated October 10, 2001 appearing in Imaging Technologies Corporation's Annual Report on Form 10-K for the fiscal year ended June 30, 2001.


/s/  Boros  &  Farrington  PC
Boros  &  Farrington  PC

San  Diego,  California
April  5,  2002